 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

THE COMMUNITY DEVELOPMENT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE COMMUNITY DEVELOPMENT FUND

6255 Chapman Field Drive

Miami, Florida 33156

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of The Community Development Fund (the “Fund”). As an investor in the Fund, you are cordially invited to attend the Meeting on October 28, 2025, at 1:00 p.m., Eastern Time at the offices of Morgan, Lewis & Bockius LLP, 600 Brickell Avenue, Suite 1600, Miami, Florida 33131-3075. If you are a shareholder of record of the Fund as of the close of business on September 5, 2025, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Although you may join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE.

Your proxy card shows the proposal on which you are being asked to vote. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. Please follow the instructions on the proxy card.

PROPOSAL TO ELECT TRUSTEES OF THE FUND

The only proposal expected to be considered at the Meeting asks that you elect six trustees of the Fund to the Board of Trustees (the “Board”) to serve until their respective successors are elected and qualified (the “Proposal”). There are six nominees, three of whom are new trustees and three of whom are current trustees. The proxy statement provides a description of each nominee’s background and current status with the Fund, along with other information.

The Board has unanimously approved the Proposal and recommends that you vote “FOR” the election of each of the six nominees to the Board.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional voting information, please call 1-800-203-0209 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Kenneth H. Thomas

Kenneth H. Thomas
Chairman of the Board, President, Chief Executive Officer and Secretary

Prompt execution and return of the enclosed proxy card is requested.

THE COMMUNITY DEVELOPMENT FUND

6255 Chapman Field Drive

Miami, Florida 33156

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2025

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of The Community Development Fund (the “Fund”) will be held on October 28, 2025 at 1:00 p.m., Eastern Time at the offices of Morgan, Lewis & Bockius LLP, 600 Brickell Avenue, Suite 1600, Miami, Florida 33131-3075. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

1. To elect, as a slate of nominees, each of the current Trustees and three new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Fund’s Board of Trustees.

Shareholders of record of the Fund at the close of business on September 5, 2025 are entitled to notice of and to vote at the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Fund, by submitting a subsequent proxy using the method(s) described on the proxy card or by voting at the Meeting.

By Order of the Board of Trustees

Kenneth H. Thomas

Chairman of the Board, President, Chief Executive Officer and Secretary

IMPORTANT NEWS FOR SHAREHOLDERS

Although we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of The Community Development Fund (the “Fund”).

Proposal: To elect, as a slate of nominees, each of the current Trustees and three new Trustees (individually, a “Nominee” and collectively, the “Nominees”) to the Fund’s Board of Trustees (the “Board”).

Q & A: QUESTIONS AND ANSWERS

Q. Why did you send me this information?

A. You are receiving these proxy materials — a document that includes a Notice of Special Meeting of Shareholders, Proxy Statement and a proxy card — because you have the right to vote on this important proposal (the “Proposal”) concerning your investment in the Fund.

Q. Why am I being asked to elect Trustees?

A. The reasons behind the Proposal arise from legal requirements that apply to mutual funds, such as the Fund. Vacancies on a mutual fund’s board may be filled by appointment of a trustee (without a shareholder vote) if immediately after such appointment at least two-thirds of the trustees then holding office have been elected by shareholders. Two of the three current Trustees were elected by shareholders. The other current Trustee was appointed by the Board to fill a vacancy on the Board, resulting in two-thirds of the Trustees having been elected by shareholders. To fill the three newly-created vacancies, the Board is unable to simply appoint new Trustees to the Board because immediately after such appointments, less than two-thirds of the Trustees (two out of six or 33%) would have been elected by shareholders. Therefore, shareholder approval is required to add the three new Trustees to the Board.

Q. How was the nomination of the new Trustees determined?

A. The Board has a standing Governance Committee that is composed of all of the Independent Trustees (defined below) and operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) periodically reviewing the composition of the Board, including its size and the balance of its members’ skills, experience and background; (iv) selecting and nominating all persons to serve as Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) and evaluating the qualifications of “interested” Trustee candidates to serve as interested Trustees (“Interested Trustees”); and (v) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust’s offices. After considering a number of candidates, the Board’s Governance Committee has unanimously voted to recommend Ms. Judith Keyes and Mr. Alfio Leone as Nominees for Independent Trustee and Mr. Gregory A. Thomas as Interested Trustee based on, among other things, their business and professional experience, knowledge of financial services and the Community Reinvestment Act of 1977, as amended, and industry reputations. Based in part on the recommendation of the Governance Committee, the full Board has also unanimously voted to recommend that shareholders vote to elect Ms. Keyes and Messrs. Leone and Thomas.

Q. Why do current Trustees have to be elected?

A. In addition to the election of Ms. Keyes and Messrs. Leone and Thomas as a new Trustees, shareholders are being asked to elect the full slate of current Trustees to the Board. Given that the Fund will already be incurring the costs of a proxy statement to elect Ms. Keyes and Messrs. Leone and Thomas, the Board recommends that shareholders also elect (or re-elect, as the case may be) all of the current Trustees to the Board to reduce future Fund expenses by effectively extending the period of time until another shareholder proxy to elect trustees would be required. In other words, by electing the current Trustees at this time, the Fund will have more flexibility to fill future vacancies on the Board (including any vacancy occurring as a result of an increase in the size of the Board) without having to incur the cost and time of a shareholder proxy. Even though some of the current Trustees have already been elected by the Fund’s shareholders, electing the full Board at a single point in time will result in a modest reduction of ongoing administrative work and will impose no additional cost on the Fund.

Q. What will happen if the current Trustees are not elected?

A. The current Trustees will remain in place on the Board, even if the Fund does not receive sufficient votes to formally elect them. However, failing to vote in favor of the Proposal would result in the Board not appointing Ms. Keyes and Messrs. Leone and Thomas as Trustees and would result in the Fund incurring additional costs in connection with a shareholder proxy to fill the three current vacancies on the Board. If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Fund’s shareholders, which may include re-proposing the election of any Trustees who are not elected.

Q. How does the Board recommend that I vote?

A. After careful consideration, the Trustees, including the Independent Trustees who compose a majority of the Board, unanimously recommend that you vote “FOR” the Proposal.

Q. How do I place my vote and whom do I call for more information?

A. You may provide the Fund with your vote via e-mail or in person. Please follow the enclosed instructions to submit your vote. If you need additional voting information, please call 1-800-203-0209 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

THE COMMUNITY DEVELOPMENT FUND

6255 Chapman Field Drive

Miami, Florida 33156

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Community Development Fund (the “Fund”), to be voted at a Special Meeting of Shareholders of the Fund to be held at the offices of Morgan, Lewis & Bockius LLP, 600 Brickell Avenue, Suite 1600, Miami, Florida 33131-3075, on October 28, 2025, at 1:00 p.m. Eastern Time, and at any adjournment thereof (the “Meeting”). Shareholders of record of the Fund at the close of business on September 5, 2025, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being sent to shareholders on or about September 19, 2025.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

1.       To elect, as a slate of nominees, each of the current Trustees and three new Trustees to the Fund’s Board of Trustees.

The Fund currently offers Class A shares. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Fund had 35,234,567 shares issued and outstanding.

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

As used in this proxy statement, the Fund’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Fund. A Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund is referred to in this proxy statement as an “Independent Trustee.” A Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund is referred to in this proxy statement as an “Interested Trustee.”

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting.

THE PROPOSAL

It is proposed that Kenneth H. Thomas, Ph.D., Rodger D. Shay, Jr., Isabel Lacambra, Judith Keyes, Alfio Leone and Gregory A. Thomas (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Trustees (the “Proposal”). Dr. Thomas, Mr. Shay and Ms. Lacambra currently serve on the Board, whereas Ms. Keyes and Messrs. Leone and Thomas will be new Trustees, if elected.

Election of Trustees

For the Proposal, you are being asked to elect, as a slate of Nominees, each of the three current Trustees of the Fund, as well as three new Trustees. The Proposal arises from legal requirements that apply to mutual funds, such as the Fund. Specifically, the 1940 Act which regulates mutual funds, permits vacancies on a mutual fund’s board to be filled by appointment of a trustee (without a shareholder vote) only if, immediately after such appointment, at least two-thirds of the mutual fund’s board of trustees have been elected by shareholders. The Board currently consists of three Trustees, two of whom were elected by shareholders. One of the current Trustees, Ms. Lacambra, was appointed by the Trustees then in office to fill a vacancy on the Board, at which time, there were three Trustees on the Board.

At a meeting of the Board held on August 19, 2025 (the “Board Meeting”), the Board unanimously voted (i) to expand the composition of the Board from three to six; (ii) to recommend that shareholders of the Fund elect Ms. Keyes and Mr. Leone as new Independent Trustees of the Fund and Mr. Gregory A. Thomas as a new Interested Trustee of the Fund; and (iii) to elect or re-elect the existing three Trustees of the Fund, as applicable.

At this time the Board is unable to appoint new Trustees to fill the current vacancies on the Board because immediately after such appointments, less than two-thirds of the Trustees will have been elected by shareholders. Therefore, shareholder approval of the three new Trustees is required to fill the current vacancies on the Board.

Although the re-election by shareholders of previously elected Trustees is not required by applicable law or the Fund’s governing documents when electing the Nominees, the Board has determined that it is in the best interests of the Fund to seek re-election by shareholders (or election in the case of Trustees that were previously appointed to the Board) of all current Trustees to promote efficiency and to attempt to reduce future costs and expenses of the Fund. As such, if the Nominees are elected, following the Meeting, all of the Trustees will have been elected by shareholders, which will likely permit the Board to fill future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of the Fund does not elect Ms. Keyes and Messrs. Leone and Thomas, then Ms. Keyes and Messrs. Leone and Thomas will not become Trustees, and the Board may, immediately or at a later time, consider re-proposing Ms. Keyes and Messrs. Leone and Thomas for election or consider finding other candidates.

If, however, a plurality of voting shareholders of the Fund does not elect any or all of the current Trustees, such vote will not impact the composition of the Board but may result in higher costs and expenses of the Fund in the future.

Matters Considered by the Board

At the Board Meeting, the Board was provided with information regarding the Proposal and considered whether to recommend that shareholders vote in favor of the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Fund vote in favor of the proposal to elect (i) Ms. Keyes and Mr. Leone as new Independent Trustees of the Fund, (ii) Gregory A. Thomas as a new Interested Trustee of the Fund and (iii) all three current Trustees of the Fund.

Prior to the Board Meeting, the Board considered and discussed, among other things, information about the current Trustees’ capacity, their expected length of service, the experience and knowledge of the Board, both individually and in the aggregate, the size and complexity of the Fund and the growth trajectory of the Fund.

In considering candidates to serve as new Trustees, the Board and its Governance Committee generally considered each potential candidate’s business or professional experience, and reputation. In addition, the Governance Committee evaluated each candidate’s qualifications for Board membership and, with respect to Independent Trustee candidates, the independence of such candidates from the investment advisers and other principal service providers for the Fund as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Governance Committee also considered each candidate’s expertise with respect to financial and accounting matters and the age and expertise of the current Trustees. The experience and qualifications of Ms. Keyes and Messrs. Leone and Thomas are discussed below.

In considering whether to recommend that shareholders elect the three current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees. The Board also considered its current composition, including its individual and collective business and professional experience. The Board also considered the fact that because the Fund would have to undertake the costs of a proxy in order to elect Ms. Keyes and Messrs. Leone and Thomas as new Trustees to the Board, the Fund would be able to significantly capitalize on economies of scale in electing the current Trustees alongside Ms. Keyes and Messrs. Leone and Thomas as a slate of Nominees for the Board.

If shareholders elect Ms. Keyes and Messrs. Leone and Thomas, it is anticipated that they will begin to serve the Fund as Trustees immediately after the Meeting. Irrespective of whether shareholders elect the three current Trustees, all three current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has determined to recommend to shareholders that each of the Nominees should be elected to the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

New Interested Trustee Nominee

Gregory A. Thomas has served as the President and Chief Investment Officer of Community Development Fund Advisors, LLC (the “Adviser”) since January 2022. He has over 20 years of experience in the investment management industry. Prior to joining the Adviser, Mr. Thomas served as Portfolio Manager at Segantii Capital Management from January 2021 to January 2022. Prior to 2021, Mr. Thomas held various roles at other asset management firms going back to 2002.

New Independent Trustee Nominees

Judith Keyes has served as First Vice President and Community Reinvestment Act (“CRA”) and Corporate Responsibility Officer since November 2022. Previously, Ms. Keyes served as Vice President and CRA Officer of Amalgamated Bank from August 2021 to November 2022, Orange County Bank and Trust Company from November 2020 to August 2021 and Atlantic Stewardship Bank from March 2012 to 2019. Prior to 2012, Ms. Keyes held various roles at several other banking institutions going back to 1995.

Alfio “Al” Leone IV, CFA has served as Asset-Backed Securities Evaluator at Bloomberg since 2020, where he focuses on the assessment and evaluation of structured finance instruments. Mr. Leone has nearly three decades of experience in the financial industry, specializing in portfolio management, trading and structured product analysis. Earlier in his career, Mr. Leone was a Managing Director and Structured Products Portfolio Manager at MetLife Investment Management, where he contributed to investment strategy and portfolio construction. Prior to that, he held senior roles at Logan Circle Partners, including Managing Director and Head of Structured Products, where he also managed and helped launch the Fund in 2016. Mr. Leone was previously a Vice President at Lincoln National, concentrating on the trading and analysis of securitized products.

Current Independent Trustees and Nominees

Rodger D. Shay, Jr. joined the Board on February 27, 2018. Mr. Shay has been Chief Executive Officer and Chairman of the Board of Directors of Austin Atlantic Inc. and Austin Atlantic Capital, Inc. since June 2016. He has been the Chief Executive Officer and Chairman of Austin Atlantic Asset Management Co. since 2023. He also serves as Chairman of the Board of Directors of Anthem Bank and Trust, as Chairman of Catholic Charities Foundation, and as Chairman of the Boards of Directors of Cristo Rey Miami High School Inc., Cristo Rey Miami Work Study Program, Inc., and CRM Acquisition Co. Previously, Mr. Shay served as President of Shay Financial Services, Inc. from January 2008 to June 2016 and as a member of the Board of Directors of Asset Management Fund, Inc. from January 2005 to October 2015.

Isabel Lacambra joined the Board on February 18, 2025. Ms. Lacambra has served as Managing Senior Vice President for City National Bank of Florida since 2017. Ms. Lacambra previously served as Senior Vice President Director of Residential Lending and Senior Vice President Director of Consumer Compliance for City National Bank of Florida from 2016 to 2017. Previously, Ms. Lacambra served as Senior Vice President for Gibraltar Private Bank & Trust from 2008 to 2016 and as Vice President Mortgage Banking Director and Vice President Division Loan Manager at Wachovia from 2005 to 2008.

Current Interested Trustee and Nominee

Kenneth H. Thomas, Ph.D., is the nation’s leading expert and author on the CRA. Dr. Thomas has advised federal bank regulators on CRA and related public policy issues, including training federal bank CRA examiners and has consulted with numerous banks and thrifts on all aspects of CRA. He also has testified before Congress and federal bank regulators several times on the CRA and related bank regulatory and public policy issues and has written numerous articles and two books on CRA. Dr. Thomas was a member of the Finance Department faculty at The Wharton School of the University of Pennsylvania for 42 years where he taught Banking and Monetary Economics. Dr. Thomas is also a member of the Board of Directors and Chairman of the Nominating/Corporate Governance Committee of NorthEast Community Bank and NorthEast Community Bancorp, Inc.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Information about the Nominees

Certain information with respect to the Nominees for election is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain directorships that each person holds, and the length of time served in such capacity with the Fund. For purposes of their duties as Trustees, the address of each individual listed below is 6255 Chapman Field Drive, Miami, Florida 33156.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Director or Nominee for Director
Nominee for Interested Trustee (Current Trustee)
Kenneth H. Thomas, Ph.D1, 2 Birth Year: 1947	Chairman and Chief Executive Officer, President and Secretary	Since 2015 (President, Chief Executive Officer and Secretary since 2016)	Bank Consultant (August 1975-present)	1	Board Member and Chairman, Nominating/Corporate Governance Committee of NorthEast Community Bank and NorthEast Community Bancorp, Inc.
Nominee for Interested Trustee (New Trustee)
Gregory A. Thomas[1,2] Birth Year: 1979	None	n/a	President and Chief Investment Officer of the Adviser (January 2022-present); Portfolio Manager, Segantii Capital Management (January 2021-January 2022)	1	None
Nominees for Independent Trustee (Current Trustees)
Rodger D. Shay, Jr. Birth Year: 1959	Trustee	Since 2018	Chief Executive Officer and Chairman of Austin Atlantic Asset Management Co. (2023-present); Chief Executive Officer and Chairman, Austin Atlantic Inc. (June 2016-present); and Chairman, Anthem Bank and Trust	1

Current Directorships:

Chairman, Anthem Bank and Trust; Chairman, Catholic Charities Foundation; Chairman, Cristo Rey Miami High School Inc.; Chairman, Cristo Rey Miami High School Work Study Program, Inc.; and Chairman, CRM Acquisition Co.

Former Directorships: Board Member, Asset Management Fund, Inc. to 2015.

Isabel Lacambra Birth Year: 1958	Trustee		Managing Senior Vice President for City National Bank of Florida (2017-present)	1	None
Nominees for Independent Trustee (New Trustees)
Judith Keyes Birth Year: 1958	None	n/a	First Vice President/CRA and Corporate Responsibility Officer, Israel Discount Bank (November 2022-present); Vice President/CRA Officer, Amalgamated Bank (August 2021-November 2022); Vice President/Fair Lending and CRA Officer, Orange Bank & Trust Company (November 2020-August 2021)	1	None

Alfio Leone Birth Year: 1972	None	n/a	Senior Mortgage Credit Evaluator, Bloomberg LP (September 2020-present)	1	None

[1]	Dr. Kenneth H. Thomas and Mr. Gregory A. Thomas may be deemed to be “interested” persons, as that term is defined in the 1940 Act, of the Fund by virtue of their affiliation with the Adviser.
[2]	Dr. Kenneth H. Thomas is the father of Mr. Gregory A. Thomas.

Board Composition and Leadership Structure

There are currently three members of the Board, two of whom are Independent Trustees. Kenneth H. Thomas, Ph.D. serves as Chairman of the Board. Rodger D. Shay, Jr. serves as the lead Independent Trustee. At the Board Meeting, and in consideration of the growth of the Fund, the Board determined to expand the composition of the Board from three to six Trustees. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees currently constitute, and will continue to constitute, a super-majority (67%) of the Board should Fund shareholders elect the new Trustees, the fact that the chairperson of each Committee of the Board is an Independent Trustee, and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Oversight of Risk Management

Like most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser, MetLife Investment Management, LLC (the “Sub-Adviser”), Foreside Fund Services, LLC (the “Distributor”) and SEI Investments Global Funds Services (the “Administrator”). The Trustees are responsible for overseeing the Fund’s service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Adviser is responsible for the investment performance of the Fund and, along with the Board, is responsible for the oversight of the Sub-Adviser, which, in turn, is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, the Sub-Adviser and the Fund’s other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Committees

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees. The Board may establish other committees or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent auditor to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Fund’s compliance program. If Ms. Keyes and Mr. Leone are elected by shareholders, it is expected that the Board would appoint them to the Audit Committee.

Governance Committee. The Board has a standing Governance Committee that is composed of all of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) periodically reviewing the composition of the Board, including its size and the balance of its members’ skills, experience and background; (iv) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as defined under the 1940 Act) Trustee candidates; and (v) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. If Ms. Keyes and Mr. Leone are elected by shareholders, it is expected that the Board would appoint them to the Governance Committee.

Fund Shares Owned by Nominees

The following table shows the dollar amount range of each Nominee’s “beneficial ownership” of shares of the Fund as of August 31, 2025. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of the Fund.

Name of Trustee	Dollar Range of Fund Shares
Kenneth H. Thomas, Ph.D.	Over $100,000
Gregory A. Thomas	None
Rodger D. Shay, Jr.	None
Isabel Lacambra	None
Judith Keyes	None
Alfio Leone	None

Compensation of Trustees

The Interested Trustees do not receive compensation from the Fund. There is no stated term of office for the Trustees. The Independent Trustees are each paid $1,500 per Board meeting for their services to the Fund, and the Trustees are reimbursed by the Fund for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The chart below provides information about the total compensation paid to the Independent Trustees by the Fund during the year ended December 31, 2024.

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex*
Rodger D. Shay, Jr.	$5,000	None	None	$5,000
Ronald Lindhart**	$3,750	None	None	$3,750
Isabel Lacambra***	$0	None	None	$0

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.
**	Mr. Lindhart retired from the Board effective February 28, 2025, after having dutifully served on the Board since the Fund’s inception.
***	Ms. Lacambra joined the Board effective February 18, 2025 and did not receive compensation for the Fund’s most recently completed fiscal year.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF ALL NOMINEES.

ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUND’S OFFICERS

Set forth below are the names, years of birth, position with the Fund and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Fund. There is no stated term of office for officers of the Fund. The Chief Compliance Officer and Anti-Money Laundering Officer receives compensation from the Fund for his services. The officers of the Fund have been elected by the Board. Each officer shall hold office until the election and qualification of their her successor or until earlier resignation or removal.

Name and Year of Birth	Position and Length of Time Served	Principal Occupations in Past 5 Years	Business Address
Kenneth H. Thomas, Ph.D. (Born: 1947)	President, Chief Executive Officer and Secretary (since 2016)	Bank Consultant (August 1975 – present)	6255 Chapman Field Drive Miami, Florida 33156
Roger Papeo (Born: 1965)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2025)	ACA Compliance Group, Senior Principal Consultant (November 2021-present). Papeo Ventures, LLC, Independent Compliance Consultant (August 2021-November 2021). PGIM Investments, LLC Funds’ Compliance Officer (March 1990 – September 2020)	140 E. 45th Street, 29th Floor, New York, NY 10017
Andrew Metzger (Born: 1980)	Treasurer and Chief Financial Officer (since 2023)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019	One Freedom Valley Drive Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”), with offices at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund. Representatives of Tait Weller are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed for the Fund’s last two fiscal years for professional services rendered by Tait Weller for the audit of the Fund’s annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC. The aggregate fees billed for professional services rendered by Tait Weller, in connection with the annual audit of the Trust’s financial statements and for services normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2024 were $13,250 and $13,500, respectively.

Audit-Related Fees. There were no fees billed to the Fund in the Fund’s last two fiscal years for other products and services by Tait Weller, other than the services reported under “Audit Fees” above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2023 and December 31, 2024 were $2,250 and $2,400, respectively.

Non-Audit Services. With respect to engagements that related directly to the operations or financial reporting of the Fund, there were no fees billed by Tait Weller for non-audit-related services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (together referred to herein as “Affiliated Service Providers”) for the Fund’s last two fiscal years.

All Other Fees. There were no fees billed to the Fund in the Fund’s last two fiscal years for other products and services by Tait Weller, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Fund, Tait Weller did not bill the Adviser or the Affiliated Service Providers for Other Fees for the last two fiscal years.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

Community Development Fund Advisors, LLC, a Delaware limited liability company located at 6255 Chapman Field Drive, Miami, Florida 33156, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser, dated January 22, 2016. The Adviser’s beneficial owners are Kenneth H. Thomas, Ph.D. and Gregory A. Thomas.

Principal Underwriter

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Administrator

SEI Investments Global Funds Services serves as the Fund’s administrator and is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Transfer Agent

UMB Fund Services, Inc. (the “Transfer Agent”) has its principal business offices at 235 W Galena Street, Milwaukee, Wisconsin 53212. The Fund and the Transfer Agent have entered into a transfer agency agreement (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, communications with shareholders and maintaining shareholder account records.

VOTING INFORMATION

Quorum and Required Vote for the Proposal

Under the Fund’s Agreement and Declaration of Trust, thirty-three and one-third percent (33-1/3%) entitled to vote on a Proposal constitutes a quorum for the transaction of business with respect to that Proposal. According to the Fund’s Agreement and Declaration of Trust, a majority of the shares voted at a meeting at which a quorum is present will decide any questions, and a plurality will elect a Trustee. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal or any other matter as may properly come before the Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal.

In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the additional information, if any, to be provided to shareholders with respect to the reasons for the solicitation.

A shareholder vote may be taken on the Proposal or on any other matter that may properly come before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or Nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or Nominees do not have discretionary power), if any, will be treated as shares that are present but which have not been voted. An affirmative vote of a plurality of the shares present or represented by proxy for the Fund is required to elect the Nominees for election as Trustees.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR the approval of the Proposal(s) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Your vote is important no matter how many shares you own. You can vote easily and quickly by e-mail or at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Fund at 1-800-203-0209.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Fund at 6255 Chapman Field Drive, Miami, Florida 33156; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, by the Fund. The anticipated cost associated with the solicitation of proxies is expected to be nominal because of the Fund’s relatively small shareholder base. If necessary, proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Fund, the Adviser and the Administrator may participate in the solicitation of proxies.

The Fund will pay all expenses related to conducting this solicitation of proxies, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Fund estimates these costs to be approximately $10,000. The payment of such fees will be considered an extraordinary expense for the Fund and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Fund.

Future Meetings and Submission of Shareholder Proposals

The Fund is organized as a statutory trust under the laws of the state of Delaware. As such, the Fund is not required to, and does not, hold annual meetings. Accordingly, the Fund does not have a policy pertaining to attendance at annual shareholder meetings by Trustees. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Fund’s Agreement and Declaration of Trust and By-Laws.

Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Beneficial Ownership of Shares and Security Ownership of Management

Exhibit A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Fund’s outstanding shares as of the Record Date.

The information as to beneficial ownership is based on statements furnished to the Fund by the Nominees and officers of the Funds, and/or on the records of the Transfer Agent.

Annual and Semi-Annual Report to Shareholders

The Fund will furnish, without charge, a copy of its annual and semi-annual reports to any shareholder upon request. To submit a request, shareholders of the Fund may call 1-844-445-4405 or write to the Fund at: PO Box 2175, Milwaukee, WI 53201 (Overnight Mail: C/O UMB Fund Services, 235 W Galena Street, Milwaukee, WI 53212).

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE PROPOSAL.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY E-MAIL AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Trustees

/s/ Kenneth H. Thomas
Kenneth H. Thomas
Chairman of the Board, President, Chief Executive Officer and Secretary

EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

5% Shareholders. As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Name and Address	Number of Shares	% of Fund
BANK OF HOPE 3200 WILSHIRE BLVD SUITE #500 LOS ANGELES, CA 90010	5,149,379.140	14.61%
NORTHEAST COMMUNITY BANK 325 HAMILTON AVE WHITE PLAINS, NY 10601	2,828,699.166	8.03%
SIMMONS BANK 501 SOUTH MAIN STREET PINE BLUFF, AR 71601	2,272,705.907	6.45%
CITY NATIONAL BANK OF FLORIDA ATT INVESTMENTS DEPARTMENT MIAMI, FL 33131	2,120,719.344	6.02%
METRO CITY BANK 5114 BUFORD HWY DORAVILLE, GA 30340	2,062,632.692	5.85%
THE FIRST BANK 6480 US HWY 98 W HATTIESBURG, MS 39402	1,816,912.634	5.16%

A-1

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

[Shareholder Name]

PROXY VOTING OPTIONS

1. **E-MAIL** your signed and voted proxy back to Ken Thomas at ken@communitydevelopmentfund.com

THE COMMUNITY DEVELOPMENT FUND

The undersigned shareholder of The Community Development Fund (the "Fund"), revoking previous proxies, hereby nominates, constitutes and appoints Kenneth H. Thomas, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Morgan Lewis & Bockius LLP, 600 Brickell Avenue, Suite 1600, Miami, Florida 33131 on October 28, 2025, at 1:00 p.m., Eastern time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as indicated herein, and in his discretion upon any other business that may properly come before the meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-203-0209**. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

THE COMMUNITY DEVELOPMENT FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no contrary direction is given.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To approve the election of each of the six nominees (each, a "Nominee" and collectively, the "Nominees") to the Fund's Board of Trustees.	○	○	○

Nominees:

01) Kenneth H. Thomas
02) Gregory A. Thomas
03) Rodger D. Shay, Jr.
04) Isabel Lacambra
05) Alfio Leone
06) Judith Keyes

To withhold authority to vote for any individual Nominee(s), mark "For All Except" and write the name(s) of the Nominee(s) on the line below.

____

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY.

THANK YOU FOR VOTING